Exhibit 10.1

Supplemental Agreement to the Investment Agreement with respect to Future Gas Station (Beijing) Technology Co., Ltd.

This Supplemental Agreement to the Investment Agreement with respect to Future Gas Station (Beijing) Technology Co., Ltd. (the “Supplementary Agreement”) is made and entered into in Beijing, the People’s Republic of China (“China”, only for the purpose of this Supplemental Agreement, excluding Hong Kong Special Administrative Region, Macao Special Administration and Taiwan) on February 4, 2021 by and among:

1.	Future Gas Station (Beijing) Technology Co., Ltd. (the “Company”), a limited liability company incorporated in Beijing, China under the laws of China, its unified social credit code: 91110108MA0033XK5Y, its legal representative: SONG Yang, domicile: Room 1315, Unit 2, 13/F, Building 36, Deshengmenwai Street, Xicheng District, Beijing.

2.	SONG Yang, ID Card No.: XXXXXXXXXXXXXXXXXX

3.	LIU Rui, ID Card No.: XXXXXXXXXXXXXXXXXX

4.	PENG Zhizhuo, ID Card No.: XXXXXXXXXXXXXXXXXX

5.	YAO Xing, ID Card No.: XXXXXXXXXXXXXXXXXX

6.	YANG Gang, ID Card No.: XXXXXXXXXXXXXXXXXX

7.	SONG Lin, ID Card No.: XXXXXXXXXXXXXXXXXX

8.	Beijing Bright Petroleum Technology Co., Ltd. (“BHD”), a limited liability incorporated in Beijing, China under the laws of China.

9.	NanJing Recon Technology Co., Ltd. (“NanJing Recon”), a limited liability company incorporated in Nanjing, China under the laws of China.

Among which:

SONG Yang, LIU Rui, PENG Zhizhuo and YAO Xing shall be hereinafter collectively referred to as “Founding Shareholders”, and BHD and NanJing Recon collectively as “Investors”; SONG Yang, LIU Rui, PENG Zhizhuo, YAO Xing, YANG Gang and SONG Lin shall be hereinafter individually as an “Existing Individual Shareholder” or collectively as the “Existing Individual Shareholders”, and Investors and Existing Individual Shareholders individually as a “Shareholder” or “Party” or collectively as the “Shareholders” or “Parties”.

Whereas:

The Parties executed the following agreements (collectively referred to as “Original Investment Agreement”):

1)      Investment Agreement with respect to Future Gas Station (Beijing) Technology Co., Ltd. (“Investment Agreement”) dated August 21, 2018;

2)      Supplemental Agreement of Investment Agreement relating to Future Gas Station (Beijing) Technology Co., Ltd. (“Supplemental Agreement No. 1”) dated August 21, 2018;

3)      Supplemental Agreement to the Investment Agreement with respect to Future Gas Station (Beijing) Technology Co., Ltd. (“Supplemental Agreement No. 2”) dated September 24, 2019; and

4)      Supplemental Agreement to the Investment Agreement with respect to Future Gas Station (Beijing) Technology Co., Ltd. (“Supplemental Agreement No. 3”) dated March 17, 2020.

Through friendly negotiation, the Parties reach this Supplemental Agreement as follows.

1.	Based on the performance goals set up in the Original Investment Agreement and actual performance, all of the Existing Individual Shareholders agree to transfer 8% shares jointly and proportionally to BHD and/or Nanjing Recon at the lowest price allowed by law (“Share Transfer”). After this Share Transfer, the Investors will jointly hold 51% interest of the Company.

2.	The Investors shall pay the Company RMB2,000,000 to for it to pay the Company’s employees’ wages and other payables, once the recording documents related to the Share are filed to Chinese market supervision and administration department. The Investors shall pay the remaining RMB4,000,000 to the Company according to its business development plan after the Share Transfer has been recorded.

3.	The board of directors of the Company consists of five members, of which the founding shareholders shall appoint three of the members and the Investors shall appoint two of the members. The Investors promise not to reorganize the Company’s board of directors in the coming three years.

4.	Staff of the Company’s accounting department (accountants and cashiers) shall be appointed by the Investors.

5.	All parties agree that the performance goals of the Original Investment Agreement are completed by two thirds as of December 31, 2019; and the remaining one third are not completed by the date of the Agreement.

（1）As the Existing Individual Shareholders promised to transfer 8% of their shares to BHD and Nanjing Recon, all parties agree and confirm that from the date of this agreement, the locking period of the restricted shares of Recon Technology, Ltd. (“Recon”) received by Existing Individual Shareholders under the Original Investment Agreement shall expire automatically.

（2）Holding periods for restricted shares under Rule 144 of US securities laws are as follow:

Two thirds: from January 1, 2020; and

One third: from the date on which share recording files of Chinese industrial and commercial bureau showing the 8% interest have been transferred to BHD and Nanjing Recon.

6.	All parties agree that the board of the Investors will nominate Song Yang as a director candidate of Recon Technology, Ltd to the shareholder meeting after the annual report of June 30, 2021 is filed, and will try its best, but cannot promise, to facilitate the shareholder meeting to vote Song Yang as a director.

7.	This Supplemental Agreement shall be a supplement to the Original Investment Agreement executed by and among the Parties. In the event of a conflict between the provisions of the previous agreements and this Supplemental Agreement, this Supplemental Agreement shall prevail.

8.	This Supplemental Agreement shall be signed in nine (9) originals, and each of the Company, Existing Individual Shareholders and Investors shall keep one (1).

9.	This Supplemental Agreement shall become effective from the date when the Parties and their respective legal representatives affix signatures and/or official seals of the Company and Investors hereto.

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Company:

Future Gas Station (Beijing) Technology Co., Ltd. (seal)

Signatory:	/s/ Yang Song
Name: Yang Song
Title: Legal representative

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Existing Natural Person Shareholders:

Yang Song

Signature:	/s/ Yang Song

Rui Liu

Signature:	/s/ Rui Liu

Zhizhuo Peng

Signature:	/s/ Zhizhuo Peng

Xing Yao

Signature:	/s/ Xing Yao

Gang Yang

Signature:	/s/ Gang Yang

Lin Song (seal)

Signature:	/s/ Lin Song

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Investors:

Beijing Baihengda Petroleum Technology Co., Ltd. (seal)

Signatory:
Name: Guangqiang Chen
Title: Legal representative

Nanjing Recon Technology Co., Ltd. (seal)

Signatory:
Name: Shenping Yin
Title: Legal representative